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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   ___________


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: June 29, 2000
                        (Date of earliest event reported)



                        SOUTHERN FINANCIAL BANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)



          Virginia                      000-22836                 54-1779978
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

              37 East Main Street                           20186
              Warrenton, Virginia                        (Zip Code)
    (Address of Principal Executive Offices)



               Registrant's telephone number, including area code:
                                 (540) 349-3900



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Item 5.      Other Events.

         The press release issued by the Registrant on June 29, 2000 and attached hereto as Exhibit 99 is incorporated herein by reference.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

       (c)   Exhibits.

             99   Press release issued by the Registrant on June 29, 2000.









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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SOUTHERN FINANCIAL BANCORP, INC.
                                               (Registrant)



Date: June 29, 2000                   By: /s/ David de Give
                                          -----------------------------------
                                          David de Give
                                          Senior Vice President and Treasurer





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                                  Exhibit Index
                                  -------------


Number                 Document
------                 --------

99           Press release issued by the Registrant on June 29, 2000.